Exhibit 10.16

AMENDMENT AND RESTATEMENT OF SCHEDULES

TO SECOND AMENDED AND RESTATED OMNIBUS AGREEMENT

A Second Amended and Restated Omnibus Agreement was executed as of November 15, 2012, and amended as of June 1, 2013 and as of December 6, 2013 (collectively, the “Second Amended and Restated Omnibus Agreement”), among Tesoro Corporation, on behalf of itself and the other Tesoro Entities, Tesoro Refining & Marketing Company LLC (or its predecessor entity), Tesoro Companies, Inc., Tesoro Alaska Company, Tesoro Logistics LP and Tesoro Logistics GP, LLC. Capitalized terms not otherwise defined in this document shall have the terms set forth in the Second Amended and Restated Omnibus Agreement.

The Parties agree that the Schedules are hereby amended and restated in their entirety as of the date hereof to be as attached hereto. Pursuant to Section 9.12 of the Second Amended and Restated Omnibus Agreement, such amended and restated Schedules shall replace the prior Schedules as of the date hereof and shall be incorporated by reference into the Second Amended and Restated Omnibus Agreement for all purposes.

Executed as of December 6, 2013.

TESORO CORPORATION

By:	/s/ Gregory J. Goff
Gregory J. Goff
President and Chief Executive Officer

TESORO REFINING & MARKETING COMPANY LLC

By:	/s/ Gregory J. Goff
Gregory J. Goff
Chairman of the Board of Managers and President

TESORO COMPANIES, INC.

By:	/s/ Gregory J. Goff
Gregory J. Goff
Chairman of the Board of Directors and President

Signature Page to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

TESORO ALASKA COMPANY

By:	/s/ Gregory J. Goff
Gregory J. Goff
Chairman of the Board of Directors and President

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC, its
general partner

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

TESORO LOGISTICS GP, LLC

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

Signature Page to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule I

Pending Environmental Litigation

For Initial Contribution Agreement listed on Schedule VII:

None.

For Amorco Contribution Agreement listed on Schedule VII:

None.

For Long Beach Contribution Agreement listed on Schedule VII:

The soil and groundwater on the southern central portion of the site near the 24 inch crude oil line have been impacted with hydrocarbons from a release from the line first observed in September 2011. The California Regional Water Quality Control Board issued an Investigative Order dated September 30, 2011 and to date all requirements of the order have been met. Additional investigative or remedial activities may be required.

For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:

The environmental indemnification provisions of the Carson Assets Indemnity Agreement dated as of December 6, 2013 (“Carson Assets Indemnity Agreement”), among the Partnership, the General Partner, Tesoro Logistics Operations LLC (the “Operating Company”) and Tesoro Refining & Marketing, supersede in their entirety the environmental indemnification provisions of Article III of the Second Amended and Restated Omnibus Agreement, except as otherwise expressly provided in the Carson Assets Indemnity Agreement.

For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:

The environmental indemnification provisions of the Carson Assets Indemnity Agreement supersede in their entirety the environmental indemnification provisions of Article III of the Second Amended and Restated Omnibus Agreement, except as otherwise expressly provided in the Carson Assets Indemnity Agreement.

Page 1 of Schedule I to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule II

Environmental Matters

For Initial Contribution Agreement set forth on Schedule VII:

1. Anchorage #1 Terminal soil and groundwater have been impacted by gasoline and diesel releases from previously buried pipelines. The site is considered characterized and is currently undergoing removal of product from the water table, groundwater treatment, and long-term monitoring.

2. Anchorage #2 Terminal soil and groundwater have been impacted by gasoline releases occurring prior to Tesoro’s purchase of the facility. The site is considered characterized and is currently undergoing groundwater monitoring and treatment. Off-site groundwater investigations are scheduled for 2012.

3. Stockton Terminal soil and groundwater have been impacted by gasoline and diesel releases from pipelines and/or product storage tanks. The site is considered substantially characterized and is undergoing groundwater treatment and groundwater monitoring. Off-site groundwater impacts are commingled with neighboring petroleum storage terminals.

4. Burley Terminal groundwater was impacted by gasoline releases occurring prior to Tesoro’s purchase of the facility. Groundwater impacts were commingled with neighboring petroleum storage terminals. Hydrocarbon concentrations in groundwater samples do not exceed previously established target levels for groundwater and surface water protection. Regulatory closure is pending.

5. Wilmington Sales Terminal soil and groundwater have been impacted by gasoline releases occurring prior to Tesoro’s purchase of the facility. Groundwater investigation and monitoring is on-going. Tesoro is indemnified by the previous owner for Investigation and remediation obligations.

6. Salt Lake City Terminal soil and groundwater have been impacted by gasoline and diesel releases from pipelines and/or product storage tanks occurring prior to Tesoro’s purchase of the facility. The site is considered characterized and is currently undergoing removal of product from the water table and long-term monitoring. There are no known soil or groundwater impacts at the Northwest Crude Oil tank farm.

7. The Stockton Terminal emits volatile organic compounds (VOCs) below “major source” emission criteria. In 2010, the San Joaquin Air Quality Management District announced it is reducing its major source threshold. When the Stockton Terminal expands its operations or increases throughput, the potential to emit VOC will increase and the Stockton terminal will become subject to regulation as a major source. This will require a Title V Air Operating Permit. In addition, the Stockton facility will be required to install an automated continuous emission monitor at a cost of approximately $75,000.

Page 1 of Schedule II to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule II

Environmental Matters

(continued)

For Amorco Contribution Agreement set forth on Schedule VII:

1. The soil and groundwater on the site of the Tankage, as defined in the Amorco Contribution Agreement, have been impacted by methyl tertiary butyl ether releases from previously buried pipelines. The site is considered characterized and is currently undergoing removal of methyl tertiary butyl ether from the water table, groundwater treatment, and long-term monitoring.

2. Any environmental violation or contamination due to SHPL, as defined in the Amorco Contribution Agreement, being underground prior to the Closing Date.

For Long Beach Contribution Agreement listed on Schedule VII:

1. Any environmental violation or contamination, as defined in the Long Beach Contribution Agreement, prior to the Closing Date.

2. Any anomalies in the Pipeline System that require repair as discovered by the first internal line inspection of any portion of the Pipeline System for which Tesoro Refining & Marketing is notified in writing prior to the First Deadline Date.

For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:

The environmental indemnification provisions of the Carson Assets Indemnity Agreement supersede in their entirety the environmental indemnification provisions of Article III of the Second Amended and Restated Omnibus Agreement, except as otherwise expressly provided in the Carson Assets Indemnity Agreement.

For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:

The environmental indemnification provisions of the Carson Assets Indemnity Agreement supersede in their entirety the environmental indemnification provisions of Article III of the Second Amended and Restated Omnibus Agreement, except as otherwise expressly provided in the Carson Assets Indemnity Agreement.

Page 2 of Schedule II to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule III

Pending Litigation

For Initial Contribution Agreement listed on Schedule VII:

None.

For Amorco Contribution Agreement listed on Schedule VII:

None.

For Long Beach Contribution Agreement listed on Schedule VII:

None.

For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:

None.

Page 1 of Schedule III to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule IV

Section 4.1(a): General and Administrative Services

(1)	Executive management services of Tesoro employees who devote less than 50% of their business time to the business and affairs of the Partnership, including stock based compensation expense

(2)	Financial and administrative services (including, but not limited to, treasury and accounting)

(3)	Information technology services

(4)	Legal services

(5)	Health, safety and environmental services

(6)	Human resources services

(7)	Insurance coverage under Tesoro insurance policies

(8)	For the Assets included in the Initial Contribution Agreement and the Amorco Contribution Agreement, Tesoro shall pay the costs for oil spill response services provided by the Marine Preservation Association related to obligations for oil spill prevention response.

Section 4.1(c)(vii): Other Reimbursable Expenses

For Initial Contribution Agreement listed on Schedule VII:

None.

For Amorco Contribution Agreement listed on Schedule VII:

None.

For Long Beach Contribution Agreement listed on Schedule VII:

Upon the effectiveness of the BAUTA (as defined in the Long Beach Contribution Agreement) and only to the extent actually paid by Tesoro Refining & Marketing, all oil spill response costs, including, but not limited to, any costs for oil spill response services provided by the Marine Preservation Association or the Marine Spill Response Corporation that Tesoro incurs related to the Assets included in the Long Beach Contribution Agreement.

Page 1 of Schedule IV to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule IV

Other Reimbursable Expenses

(continued)

For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:

None.

For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:

1. All 2013 and 2014 costs related to PRISM ID 32503 for a partial replacement of Rhodia Sulfuric Acid Line 29 will be reimbursed by TRMC to cover the 2014 expenditure of $1.1 million for line neutralization, the pig run and tie-ins. Subject to confirmation with the refinery on exact outage dates, the bulk of this cost will be incurred in March and April.

2. All 2013 costs or 2013 carry-over costs related to PRISM ID 32518 (under the 2013 AFE # 13E1012000002BP) for the Manual Entry Corrosion Program at Terminal 2 will be reimbursed by TRMC. All 2014 costs will be covered by the Partnership’s 2013 budget.

3. All remaining 2013 inspection and repair costs related to PRISM ID 32549 associated with the Marine Terminal 2 – TK 218 – API 653 Internal Inspection only (not including repairs at this point) will be reimbursed by TRMC. TRMC shall review and approve the tank repair scope and review inspection reports to prevent unnecessary upgrades or “urban renewal.”

4. All remaining 2013 inspection and repair costs related to PRISM ID 31418 associated with the Marine Terminal 2 – TK 205 – API 653 Internal Inspection only (not including repairs at this point) will be reimbursed by TRMC. TRMC shall review and approve the tank repair scope and review inspection reports to prevent unnecessary upgrades or “urban renewal.”

5.	Remaining expenses related to PRISM ID 32040 to upgrade PLC systems in the LA Basin will be reimbursed by TRMC.

6. All remaining 2013 inspection and repair costs related to PRISM ID 31419 associated with the Marine Terminal 2 – TK 217 – API 653 Internal Inspection only (not including repairs at this point) will be reimbursed by TRMC. TRMC shall review and approve the tank repair scope and review inspection reports to prevent unnecessary upgrades or “urban renewal.”

7. All remaining expenses related to PRISM ID 32556 associated with the Pipeline OQ Verification will be reimbursed by TRMC.

Page 2 of Schedule IV to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule IV

Other Reimbursable Expenses

(continued)

8. All remaining 2013 inspection and repair costs related to PRISM ID 31409 associated with the Carson Products – TK VH1 – API 653 Inspection only (not including repairs at this point) will be reimbursed by TRMC. TRMC shall review and approve the tank repair scope and review inspection reports to prevent unnecessary upgrades or “urban renewal.”

Page 3 of Schedule IV to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule V

ROFO Assets

Asset	Owner
Golden Eagle Refined Products Terminal (Martinez, California). A terminal located at the Golden Eagle Refinery consisting of a truck loading rack with three loading bays supplied by pipeline from storage tanks located at the Golden Eagle Refinery. The terminal does not have refined product storage capacity.	Tesoro Refining & Marketing

Golden Eagle Avon Wharf Facility (Martinez, California). A wharf facility located on the Sacramento River near the Golden Eagle Refinery consisting of a single-berth dock and related pipelines. The facility does not have crude oil or refined products storage capacity and receives refined products from the Golden Eagle Refinery through interconnecting pipelines for delivery into marine vessels. The facility can also receive refined products and intermediate feedstocks from marine vessels for delivery to the Golden Eagle Refinery.	Tesoro Refining & Marketing

Tesoro Alaska Pipeline (Nikiski, Alaska). A common carrier pipeline consisting of approximately 69 miles of 10-inch pipeline with capacity to transport approximately 48,000 bpd of refined products from the Kenai Refinery to Anchorage International Airport and to a receiving station at the Port of Anchorage that is connected to the Partnership Group’s Anchorage terminal as well as third party terminals.	Tesoro Alaska

Nikiski Dock and Storage Facility (Nikiski, Alaska). A single-berth dock and storage facility located at the Kenai Refinery that includes five crude oil storage tanks with a combined capacity of approximately 930,000 barrels, ballast water treatment capability and associated pipelines, pumps and metering stations. The dock and storage facility receives crude oil from marine tankers and from local production fields via pipeline and truck, and also delivers refined products from the refinery to marine vessels.	Tesoro Alaska

Nikiski Refined Products Terminal (Nikiski, Alaska). A terminal located at the Kenai Refinery consisting of a truck loading rack with two loading bays supplied by pipeline from the Kenai Refinery and six refined product storage tanks with a combined capacity of 211,000 barrels.	Tesoro Alaska

Anacortes Refined Products Terminal (Anacortes, Washington). A terminal located at the Anacortes Refinery consisting of a truck loading rack with two loading bays that receive diesel fuel from storage tanks located at the Anacortes Refinery. The terminal does not have refined product storage capacity	Tesoro Refining & Marketing

Page 1 of Schedule V to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Asset	Owner
Anacortes Marine Terminal and Storage Facility (Anacortes, Washington). A marine terminal and storage facility located at the Anacortes Refinery consisting of a crude oil and refined products wharf facility and four storage tanks for crude oil and heavy products with a combined storage capacity of 1.4 million barrels. The marine terminal and storage facility receive crude oil and other feedstocks from marine vessels and third-party pipelines for delivery to the Anacortes Refinery. The facility also delivers refined products from the Anacortes Refinery to marine vessels.	Tesoro Refining & Marketing

Page 2 of Schedule V to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule VI

Existing Capital and Expense Projects

For Initial Contribution Agreement listed on Schedule VII:

1. That certain project related to AFE # 102120001, which provides for side stream ethanol blending into all gasoline at the Salt Lake City terminal by adding truck ethanol unloading capability, utilizing the existing premium day tank for ethanol and delivering premium direct from the Salt Lake City refinery tankage. New ethanol truck unloading facilities will be installed. New Pumps will also be installed for delivering higher volumes of premium gasoline from the Salt Lake City refinery to the Salt Lake City terminal. An ethanol injection skid will be installed along with piping changing to the existing Salt Lake City terminal to allow the ethanol to be injected in the gasoline stream. This project has been completed.

2. That certain project number 112120005 at the Mandan refinery, to update additive equipment to allow the offering of Shell additized gasoline. This project has been completed.

3. That certain project related to AFE # 107120005, which provides for ratio ethanol blending into gasoline on the rack at the Burley, Idaho Terminal by adding truck ethanol unloading capability, adding tankage for ethanol storage and installing new ethanol meters associated with each gasoline loading arm. New ethanol truck unloading facilities will also be installed.

4. That certain project number 104100015-M at the Mandan refinery, to update the truck rack sprinkler system. This project has been completed.

5. That certain project number 2010113017 at the Mandan refinery, to upgrade the rack blending hydraulic system to reduce/eliminate inaccurate blends at the load rack.

6. That certain project number 2011433001 at the Mandan refinery, to move the JP8 to new bay and have three bays for loading product across the rack. This project has been cancelled.

7. That certain project number 2011432602 at the Stockton terminal, install a continuous vapor emission monitor on the vapor recovery unit for compliance with air quality regulations.

For Amorco Contribution Agreement listed on Schedule VII:

1. That certain project related to AFE# 097100014 and AFE# 107100014 at the Amorco terminal, which provide repairs and upgrades to the wharf regarding MOTEMS standards.

2. That certain project related to AFE# 112100001 at the Amorco terminal, which installs a jet mixer system for crude lab testing.

3.	All other major expense projects that are within the scope of open Work Orders as of the Effective Date.

Page 1 of Schedule VI to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule VI

Existing Capital and Expense Projects

(continued)

For Long Beach Contribution Agreement listed on Schedule VII:

1. That certain project related to AFE# 072104079LBT titled “UG Piping – LBT” related to underground pipeline repairs at the Terminal. In addition, any subsequent new projects to address the same specific under-ground piping issues per AFE# 072104079LBT (i.e. a second phase UG Piping project) that would occur on or before the end of year 2015.

2 That certain project related to the TCM Idea# 2012433432 AFE# 125120020 titled “LBT Berth 84a Loading Arm Replacement” which repairs or replaces the loading arms at the Terminal and any related AFE project that will occur upon final project approval to substantially repair or replace the loading arms at the Terminal.

3. That certain project related to the TCM Idea# 2012433433 AFE# 125120021 titled “LBT Berth 86 Loading Arm Replacement” which repairs or replaces the loading arms at the Terminal and any related AFE project that will occur upon final project approval to substantially repair or replace the loading arms at the Terminal.

4. Any remaining costs of those certain projects related to the leak detection on the Terminal and Terminal Pipelines which are substantially complete and include AFE# 107110002, AFE# 117110001, AFE# 117110003, AFE# 117110002, and AFE# 125120002.

5. Any cost that may be incurred to adjust diesel fuel tank vents near light fixtures after a review is conducted and if action is deemed necessary.

6. Costs related to substantial repair or replacement project scheduled for 2012 and 2013 for the pipeline segments in the portion of the Southern California Edison right-of-way area immediately adjacent to the marine terminal to address corrosion, and include IO# 3021407 titled “SCA.Wilmington Edison Reroute” and IO# 3021749 titled “SCA.Edison Reroute 24 inch, 16 inch, 14 inch”.

For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

1. Any capital costs or expenses that may be incurred for the installation of a custody transfer meter related to the AFE# 125120017 titled “CROF Custody Transfer Meter and Station”.

For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:

1. Expenses associated with the API 653 internal inspection, the Carson Crude Terminal Tank 401 scheduled to start in November 2013, including without limitation, cleaning of such Tank (including any waste removal) and any repairs to such Tank required as a result of such inspection.

Page 2 of Schedule VI to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule VI

Existing Capital and Expense Projects

(continued)

For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:

1. Maintenance capital expenditures related to that certain PRISM ID 32480 at Terminal 2 to replace all fire water piping at Berths 76, 77 and 78 areas of Terminal 2 in Long Beach, CA with new piping. This project will also replace all associated valves, fixtures, monitors, and fire-fighting accessories.

2. Maintenance capital expenditures related to that certain PRISM ID 25829 at Terminal 2 to replace the existing bladder type foam tank with two atmospheric tanks and foam skids located at either end of the facility along with new piping to support the installation.

3. Maintenance capital expenditures related to that certain PRISM ID 20054 at Terminal 2 to replace the existing loading arms at T2’s Berth 77 and 78. The current parts are so old that they are no longer readily available, so in order to properly maintain this equipment to minimize down-time for repairs, these arms should be replaced with the newest models.

4. All capital expenditures related to that certain PRISM ID 32481 for MOTEMS dock side piping upgrades at Terminal 2.

5. Maintenance capital expenditures related to that certain PRISM ID 32560 at Terminal 2 to replace the main 12kV electrical switchgear that experienced electrical damage due to several factors: nearing its equipment service life, component degradation, exposure to the elements. The main copper busbar component of the switchgear was recently replaced and dipped in epoxy coating. However, during the repairs, cracks on the insulation of the main horizontal operating bus were discovered. The exterior enclosure is slowly showing signs of corrosion and the glastic insulation materials are degrading.

6. Upon Tesoro Refining & Marketing’s approval to complete the following projects, all capital costs incurred to connect the Los Angeles Wilmington and Carson refinery systems, as well as the crude and product pipeline systems: TCM Idea# 2013434786, TCM Idea# 2013434419, TCM Idea# 2013434788, TCM Idea# 2013434417, TCM Idea# 2013434418, TCM Idea# 2013434420, TCM Idea# 2013434784, TCM Idea# 2013434785 and TCM Idea# 2013434137.

7. Upon Tesoro Refining & Marketing’s approval to complete the project, all capital costs related to the project at Terminal 2 targeted to reduce Tesoro’s demurrage cost due to barge delivered additive alternative, under TCM Idea# 2013434220.

Page 3 of Schedule VI to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule VI

Existing Capital and Expense Projects

(continued)

8. All capital costs related to AFE# 131907046, the implementation of an equivalent solution using Tesoro ECC 6 MOC module, including necessary configuration changes and customization of interfaces to be completed and executed in line with other transformation projects identified as part of integrating other BP assets such as TMS5 to DTN Guardian3, Load Tracker, etc. in the Logistics area.

9. All capital costs related to AFE# 131907047. As a part of the BP Carson Tranche 1 Contribution Agreement, Tesoro acquired Maximo, i-Maintain, Maximo Mobile and Primavera. These applications are used for scheduling and managing routine maintenance tasks and planning capital projects (Primavera). These business functions will be transitioned to SAP PM (using GWOS) and a TSO instance of Primavera. This initiative should be performed in line with Maximo to SAP PM transformation project and with other logistics and refining projects.

10. All capital costs related to AFE# 131907045. This project, in conjunction with Tesoro’s acquisition of the BP Carson City Refinery, is designed to transition and successfully integrate the Southwest’s Logistics Mechanical Integrity Inspection System Information Technology assets into the Tesoro Information Technology application landscape.

Page 4 of Schedule VI to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule VII

Contribution Agreements and Applicable Terms

Initial Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date
Contribution, Conveyance and Assumption Agreement, dated as April 26, 2011, among the Partnership, the General Partner, the Operating Company, Tesoro, Tesoro Alaska, Tesoro Refining & Marketing, and Tesoro High Plains Pipeline Company LLC	April 26, 2011	April 26, 2013	April 26, 2016	Tesoro Refining & Marketing and Tesoro Alaska	Tesoro Refining & Marketing	April 26, 2021

Page 1 of Schedule VII to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule VII

Contribution Agreements and Applicable Terms

(continued)

Amorco Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date
Contribution, Conveyance and Assumption Agreement dated as of April 1, 2012, among the Partnership, the General Partner, the Operating Company, Tesoro and Tesoro Refining & Marketing	April 1, 2012	April 1, 2014	April 1, 2017	Tesoro Refining & Marketing	Tesoro Refining & Marketing	April 1, 2022

Page 2 of Schedule VII to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule VII

Contribution Agreements and Applicable Terms

(continued)

Long Beach Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date
Contribution, Conveyance and Assumption Agreement executed as of September 14, 2012, among the Partnership, the General Partner, the Operating Company, Tesoro and Tesoro Refining & Marketing	Execution Date is September 14, 2012, and various Effective Times are upon receipt of the Long Beach Approval, the CDFG Approval and the Other Approvals as set forth in the agreement, as applicable	September 14, 2014	September 14, 2017	Tesoro Refining & Marketing	Tesoro Refining & Marketing	September 14, 2022

Page 3 of Schedule VII to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule VII

Contribution Agreements and Applicable Terms

(continued)

Anacortes Rail Facility Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date
Contribution, Conveyance and Assumption Agreement executed as of November 15, 2012, among the Partnership, the General Partner, the Operating Company, Tesoro and Tesoro Refining & Marketing	November 15, 2012	November 15, 2014	November 15, 2017	Tesoro Refining & Marketing	Tesoro Refining & Marketing	November 15, 2022

Page 4 of Schedule VII to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule VII

Contribution Agreements and Applicable Terms

(continued)

BP Carson Tranche 1 Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date
Contribution, Conveyance and Assumption Agreement executed as of May 17, 2013, among the Partnership, the General Partner, the Operating Company, Tesoro and Tesoro Refining & Marketing	June 1, 2013	Not Applicable	Not Applicable	Tesoro Refining & Marketing	Tesoro Refining & Marketing	Not Applicable

Page 5 of Schedule VII to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule VII

Contribution Agreements and Applicable Terms

(continued)

BP Carson Tranche 2 Contribution Agreement

Contribution Agreement	Closing Date	First Deadline Date	Second Deadline Date	Tesoro Indemnifying Parties	Tesoro Indemnified Parties	Third Deadline Date
Contribution, Conveyance and Assumption Agreement executed as of November 18, 2013, among the Partnership, the General Partner, the Operating Company, Tesoro, Tesoro Refining & Marketing and Carson Cogeneration Company	December 6, 2013	Not Applicable	Not Applicable	Tesoro Refining & Marketing	Tesoro Refining & Marketing	Not Applicable

Page 6 of Schedule VII to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule VIII

Administrative Fee and Indemnification Deductibles

Administrative Fee

$5,500,000

Annual Environmental Deductible

$600,000

Annual ROW Deductible

$600,000

Page 1 of Schedule VIII to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule IX

Special Indemnification Provisions

For Initial Contribution Agreement listed on Schedule VII:

None.

For Amorco Contribution Agreement listed on Schedule VII:

Addition to Right of Way Indemnification. As of the Closing Date for the Amorco Contribution Agreement, Tesoro Refining & Marketing shall own the leasehold rights in the “Wharf Lease” issued by the California State Lands Commission and the easements, rights of way and permits for the “SHPL,” all as defined in the Amorco Contribution Agreement, and the Partnership Group shall provide operational, maintenance and management services with respect to such Assets pursuant to the MTUTA. Title to Wharf Lease rights and the SHPL are scheduled to be contributed to the Partnership Group at a later date, as set forth in the Amorco Contribution Agreement. The Right of Way Indemnification set forth in Section 3.2 herein applies to the extent that a Loss arises with respect to a Partnership Group Member’s interests under the MTUTA before title to such Assets is contributed to the Partnership Group Member or with respect to a Partnership Group Member’s failure to become the owner of such valid and indefeasible easement rights or fee ownership or leasehold interests in such Assets after they are finally contributed to the Partnership Group as contemplated in the Amorco Contribution Agreement. The Closing Date provided for in this Agreement shall be as set forth above, without regard to when title to these Assets is finally contributed to a Partnership Group Member.

For Long Beach Contribution Agreement listed on Schedule VII:

Addition to Right of Way Indemnification. As of the Closing Date for the Long Beach Contribution Agreement, Tesoro Refining & Marketing shall own the leasehold rights in the “Terminal Lease” issued by the Port of Long Beach and the easements, rights of way and permits for the “Terminal Pipelines,” all as defined in the Long Beach Contribution Agreement, and the Partnership Group shall provide operational, maintenance and management services with respect to such Assets pursuant to the Long Beach Operating Agreement, as defined in the Long Beach Contribution Agreement. Title to Terminal Lease rights and the Terminal Pipelines are scheduled to be contributed to the Partnership Group at a later date, as set forth in the Long Beach Contribution Agreement. The Right of Way Indemnification set forth in Section 3.2 herein applies to the extent that a Loss arises with respect to a Partnership Group Member’s interests under the BAUTA before title to such Assets is contributed to the Partnership Group Member or with respect to a Partnership Group Member’s failure to become the owner of such valid and indefeasible easement rights or fee ownership or leasehold interests in such Assets after they are finally contributed to the Partnership Group as contemplated in the Long Beach Contribution Agreement. The Closing Date provided for in this Agreement shall be as set forth above, without regard to when title to these Assets is finally contributed to a Partnership Group Member.

Page 1 of Schedule IX to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule IX

Special Indemnification Provisions

(continued)

For Anacortes Rail Facility Contribution Agreement listed on Schedule VII:

Other. Notwithstanding any other provisions of (i) the Second Amended and Restated Omnibus Agreement, (ii) the Anacortes Track Use and Throughput Agreement among the General Partner, the Partnership, the Operating Company and Tesoro Refining & Marketing, (iii) the Anacortes Mutual Track Use Agreement among the General Partner, the Partnership, the Operating Company and Tesoro Refining & Marketing, and (iv) the Ground Lease between Tesoro Refining & Marketing and the Operating Company, all dated as of November 15, 2012, the parties hereto agree that the indemnification provisions of any of those agreements shall control over any of the other agreements to the extent the subject matter of the indemnification is specifically referenced or provided for in that agreement. For the avoidance of doubt, the indemnification provisions of the Second Amended and Restated Omnibus Agreement shall be subordinate to the respective indemnification provisions of each of the other agreements referenced above.

For BP Carson Tranche 1 Contribution Agreement listed on Schedule VII:

Other. Notwithstanding any other provisions of (i) the Second Amended and Restated Omnibus Agreement, (ii) the BP Carson Tranche 1 Contribution Agreement listed on Schedule VII, (iii) the Master Terminalling Services Agreement – Southern California among Tesoro Refining & Marketing, the General Partner, the Partnership and the Operating Company dated as of June 1, 2013, as amended, and (iv) the Carson Storage Services Agreement among Tesoro Refining & Marketing, the General Partner, the Partnership and the Operating Company dated as of June 1, 2013, the parties hereto agree that the indemnification provisions of any of those agreements shall control over any of the other agreements to the extent the subject matter of the indemnification is specifically referenced or provided for in that agreement. In the event of a conflict of provisions of any of the above-referenced agreements and the Carson Assets Indemnity Agreement, the provisions of the Carson Assets Indemnity Agreement shall prevail with respect to issues related to the contribution of the assets described therein, but not with respect to the ordinary operations of such assets as set forth in the above-referenced agreements. Notwithstanding anything to the contrary in the Second Amended and Restated Omnibus Agreement, the indemnification provisions of Sections 3.2 and 3.5 thereof shall not apply to the Assets as defined in the BP Carson Tranche 1 Contribution Agreement listed on Schedule VII.

Page 2 of Schedule IX to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement

Schedule IX

Special Indemnification Provisions

(continued)

For BP Carson Tranche 2 Contribution Agreement listed on Schedule VII:

Other. Notwithstanding any other provisions of (i) the Second Amended and Restated Omnibus Agreement, (ii) the BP Carson Tranche 2 Contribution Agreement listed on Schedule VII, (iii) the Amended and Restated Master Terminalling Services Agreement – Southern California among Tesoro Refining & Marketing, the General Partner, the Partnership and the Operating Company dated as of December 6, 2013, (iv) the Long Beach Storage Services Agreement among Tesoro Refining & Marketing, the General Partner, the Partnership and the Operating Company dated as of December 6, 2013, (v) the Berth 121 Operating Agreement between the Operating Company and Carson Cogeneration Company, dated as of December 6, 2013, (vi) the Terminals 2 and 3 Operating Agreement among the Partnership, the General Partner, the Operating Company and Tesoro Refining & Marketing, dated as of December 6, 2013, (vii) the Amended and Restated Long Beach Berth Access Use and Throughput Agreement among the Partnership, the General Partner, the Operating Company and Tesoro Refining & Marketing, dated as of December 6, 2013, (viii) the Long Beach Berth Throughput Agreement among the Partnership, the General Partner, the Operating Company, Tesoro Refining & Marketing and Carson Cogeneration Company, dated as of December 6, 2013, (ix) the SoCal Transportation Services Agreement between Tesoro Refining & Marketing and Tesoro SoCal Pipeline Company LLC, dated as of December 6, 2013, (x) the Long Beach Pipeline Throughput Agreement among the Partnership, the General Partner, the Operating Company and Tesoro Refining & Marketing, dated as of December 6, 2013, (xi) the Carson Coke Handling Services Agreement among the Partnership, the General Partner, the Operating Company and Tesoro Refining & Marketing, dated as of December 6, 2013, (xii) the Coke Barn Lease Agreement between the Operating Company and Tesoro Refining & Marketing, dated as of December 6, 2013 and (xiii) the Terminals 2 and 3 Ground Lease between the Operating Company and Tesoro Refining & Marketing, dated as of December 6, 2013, the parties hereto agree that the indemnification provisions of any of those agreements shall control over any of the other agreements to the extent the subject matter of the indemnification is specifically referenced or provided for in that agreement. In the event of a conflict of provisions of any of the above-referenced agreements and the Carson Assets Indemnity Agreement, the provisions of the Carson Assets Indemnity Agreement shall prevail with respect to issues related to the contribution of the assets described therein, but not with respect to the ordinary operations of such assets as set forth in the above-referenced agreements.

Page 3 of Schedule IX to Amendment and Restatement of

Schedules to Second Amended and Restated Omnibus Agreement